                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-KA


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 21, 1998



                   CONSOLIDATED CAPITAL OF NORTH AMERICA, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



            Colorado                      0-21821                93-0962072
--------------------------------        -----------          ------------------
   State or Other Jurisdiction          Commission             IRS Employer
Of Incorporation or Organization        File Number          Identification No.



                410 17th Street, Suite 400 Denver, Colorado 80202
               ---------------------------------------------------
               Address of Principal Executive Offices and Zip Code



        Registrant's telephone number, including area code (888) 313-8051
                                                           --------------

Item 7.        FINANCIAL STATEMENTS AND EXHBITS

               Exhibit 16.2 Letter from Grant Thornton LLP re change of certifying accountant.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                           CONSOLIDATED CAPITAL OF NORTH AMERICA, INC.



                           By:   /s/ Donald R. Jackson
                              -------------------------------
                                 Donald R. Jackson
                                 Chief Financial Officer,
                                 Treasurer and Secretary



Date:  January 29, 1998

                                 EXHIBIT INDEX

Exhibit No.                       Description                             Page
-----------                       -----------                             ----
   16.2 Letter from Grant Thornton LLP re change of certifying accountant.